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600 New Hampshire NW, Washington, DC

Supplemental Operating and Financial Data

Third Quarter 2018

WASH★REIT

Contact:
Tejal R. Engman
Vice President, Investor Relations
E-Mail: tengman@washreit.com

Company Background and Highlights
Third Quarter 2018

Washington Real Estate Investment Trust ("Washington REIT") owns and operates uniquely positioned real estate assets in the Washington D.C. market. As of September 30, 2018, Washington REIT owned a diversified portfolio of 48 properties, totaling approximately 6.1 million square feet of commercial space and 4,268 multifamily units, and land held for development. These 48 properties consist of 19 office properties, 16 retail centers and 13 multifamily properties. Washington REIT shares are publicly traded on the New York Stock Exchange (NYSE:WRE).

Consolidated Statements of Operations (In thousands, except per share data) (Unaudited)

Nine Months Ended	Three Months Ended
OPERATING RESULTS	9/30/2018	9/30/2017	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Real estate rental revenue	$253,989	$243,776	$82,502	$86,606	$84,881	$81,302	$82,819
Real estate expenses	(87,975)	(86,200)	(28,571)	(29,503)	(29,901)	(29,450)	(29,646)
166,014	157,576	53,931	57,103	54,980	51,852	53,173
Real estate depreciation and amortization	(90,119)	(83,271)	(30,272)	(29,878)	(29,969)	(28,785)	(27,941)
Income from real estate	75,895	74,305	23,659	27,225	25,011	23,067	25,232
Interest expense	(38,647)	(35,634)	(12,499)	(13,321)	(12,827)	(11,900)	(12,176)
Other income	—	209	—	—	—	298	84
Gain on sale of real estate	2,495	—	—	2,495	—	24,915	—
Loss on extinguishment of debt	(1,178)	—	—	—	(1,178)	—	—
Real estate impairment	(1,886)	(5,000)	—	—	(1,886)	(28,152)	(5,000)
General and administrative expenses	(16,737)	(16,712)	(5,267)	(5,649)	(5,821)	(5,868)	(5,327)
Income tax benefit (expense)	—	107	—	—	—	(23)	—
Net income	19,942	17,275	5,893	10,750	3,299	2,337	2,813
Less: Net loss from noncontrolling interests	—	56	—	—	—	—	20
Net income attributable to the controlling interests	$19,942	$17,331	$5,893	$10,750	$3,299	$2,337	$2,833
Per Share Data:
Net income attributable to the controlling interests	$0.25	$0.22	$0.07	$0.13	$0.04	$0.03	$0.04
Fully diluted weighted average shares outstanding	78,802	76,415	79,238	78,616	78,547	78,478	77,423
Percentage of Revenues:
Real estate expenses	34.6%	35.4%	34.6%	34.1%	35.2%	36.2%	35.8%
General and administrative	6.6%	6.9%	6.4%	6.5%	6.9%	7.2%	6.4%
Ratios:
Adjusted EBITDA / Interest expense	3.9	x	4.0	x	3.9	x	3.9	x	3.9	x	3.9	x	4.0	x
Net income attributable to the controlling interests / Real estate rental revenue	7.9%	7.1%	7.1%	12.4%	3.9%	2.9%	3.4%

Consolidated Balance Sheets (In thousands, except per share data) (Unaudited)

	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Assets
Land	$614,659	$614,659	$614,659	$588,025	$615,280
Income producing property	2,239,917	2,220,819	2,211,529	2,113,977	2,214,864
	2,854,576	2,835,478	2,826,188	2,702,002	2,830,144
Accumulated depreciation and amortization	(745,829)	(722,423)	(698,450)	(683,692)	(715,228)
Net income producing property	2,108,747	2,113,055	2,127,738	2,018,310	2,114,916
Development in progress, including land held for development	81,765	71,522	61,712	54,422	49,065
Total real estate held for investment, net	2,190,512	2,184,577	2,189,450	2,072,732	2,163,981
Investment in real estate held for sale, net	—	—	93,048	68,534	7,011
Cash and cash equivalents	4,810	5,952	11,510	9,847	11,326
Restricted cash	1,352	2,301	2,469	2,776	1,442
Rents and other receivables, net of allowance for doubtful accounts	74,395	73,650	71,499	69,766	73,545
Prepaid expenses and other assets	145,448	142,648	148,088	125,087	126,589
Other assets related to properties held for sale	—	—	2,231	10,684	400
Total assets	$2,416,517	$2,409,128	$2,518,295	$2,359,426	$2,384,294
Liabilities
Notes payable	$995,130	$994,778	$994,425	$894,358	$894,103
Mortgage notes payable	60,541	93,071	93,991	95,141	96,045
Line of credit	183,000	169,000	260,000	166,000	189,000
Accounts payable and other liabilities	63,683	57,983	64,823	61,565	66,393
Dividend payable	—	—	—	23,581	—
Advance rents	10,597	12,020	12,441	12,487	10,723
Tenant security deposits	9,857	9,643	9,466	9,149	9,528
Liabilities related to properties held for sale	—	—	2,385	1,809	311
Total liabilities	1,322,808	1,336,495	1,437,531	1,264,090	1,266,103
Equity
Preferred shares; $0.01 par value; 10,000 shares authorized	—	—	—	—	—
Shares of beneficial interest, $0.01 par value; 100,000 shares authorized	798	787	786	785	785
Additional paid-in capital	1,526,125	1,488,366	1,485,765	1,483,980	1,487,157
Distributions in excess of net income	(450,749)	(432,585)	(419,633)	(399,213)	(377,968)
Accumulated other comprehensive loss	17,181	15,707	13,484	9,419	6,848
Total shareholders' equity	1,093,355	1,072,275	1,080,402	1,094,971	1,116,822
Noncontrolling interests in subsidiaries	354	358	362	365	1,369
Total equity	1,093,709	1,072,633	1,080,764	1,095,336	1,118,191
Total liabilities and equity	$2,416,517	$2,409,128	$2,518,295	$2,359,426	$2,384,294

Funds from Operations (In thousands, except per share data) (Unaudited)

	Nine Months Ended		Three Months Ended
	9/30/2018	9/30/2017	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Funds from operations(1)
Net income	$19,942	$17,275	$5,893	$10,750	$3,299	$2,337	$2,813
Real estate depreciation and amortization	90,119	83,271	30,272	29,878	29,969	28,785	27,941
Gain on sale of depreciable real estate	(2,495)	—	—	(2,495)	—	(23,838)	—
Real estate impairment	1,886	5,000	—	—	1,886	28,152	5,000
NAREIT funds from operations (FFO)	109,452	105,546	36,165	38,133	35,154	35,436	35,754
Loss on extinguishment of debt	1,178	—	—	—	1,178	—	—
Gain on sale of non depreciable real estate	—	—	—	—	—	(1,077)	—
Structuring expenses	—	319	—	—	—	—	—
Core FFO (1)	$110,630	$105,865	$36,165	$38,133	$36,332	$34,359	$35,754

Allocation to participating securities(2)	(432)	(291)	(144)	(144)	(144)	(71)	(107)

NAREIT FFO per share - basic	$1.39	$1.38	$0.46	$0.48	$0.45	$0.45	$0.46
NAREIT FFO per share - fully diluted	$1.38	$1.38	$0.45	$0.48	$0.45	$0.45	$0.46
Core FFO per share - fully diluted	$1.40	$1.38	$0.45	$0.48	$0.46	$0.44	$0.46

Common dividend per share	$0.90	$0.90	$0.30	$0.30	$0.30	$0.30	$0.30

Average shares - basic	78,695	76,292	79,076	78,520	78,483	78,386	77,291
Average shares - fully diluted	78,802	76,415	79,238	78,616	78,547	78,478	77,423
(1) See "Supplemental Definitions" on page 33 of this supplemental for the definitions of FFO and Core FFO.
(2) Adjustment to the numerators for FFO and Core FFO per share calculations when applying the two-class method for calculating EPS.

Funds Available for Distribution (In thousands, except per share data) (Unaudited)

	Nine Months Ended		Three Months Ended
	9/30/2018	9/30/2017	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Funds available for distribution (FAD)(1)
NAREIT FFO	$109,452	$105,546	$36,165	$38,133	$35,154	$35,436	$35,754
Non-cash loss on extinguishment of debt	1,178	—	—	—	1,178	—	—
Tenant improvements and incentives	(12,805)	(10,394)	(5,808)	(2,330)	(4,667)	(7,788)	(1,822)
External and internal leasing commissions capitalized	(2,300)	(5,664)	(957)	(896)	(447)	(1,741)	(1,727)
Recurring capital improvements	(1,844)	(2,383)	(752)	(469)	(623)	(4,455)	(1,315)
Straight-line rent, net	(3,384)	(3,142)	(1,058)	(1,123)	(1,203)	(1,238)	(1,187)
Non-cash fair value interest expense	(651)	(749)	(215)	(217)	(219)	(221)	(223)
Non-real estate depreciation and amortization of debt costs	2,898	2,594	997	945	956	943	880
Amortization of lease intangibles, net	1,470	1,995	430	420	620	436	560
Amortization and expensing of restricted share and unit compensation	5,064	3,561	1,694	1,830	1,540	1,211	1,245
FAD	99,078	91,364	30,496	36,293	32,289	22,583	32,165
Gain on sale of non-depreciable real estate	—	—	—	—	—	(1,077)	—
Structuring expenses	—	319	—	—	—	—	—
Core FAD (1)	$99,078	$91,683	$30,496	$36,293	$32,289	$21,506	$32,165

(1) See "Supplemental Definitions" on page 33 of this supplemental for the definitions of FAD and Core FAD.

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) (In thousands) (Unaudited)

	Nine Months Ended		Three Months Ended
	9/30/2018	9/30/2017	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Adjusted EBITDA (1)
Net income	$19,942	$17,275	$5,893	$10,750	$3,299	$2,337	$2,813
Add:
Interest expense	38,647	35,634	12,499	13,321	12,827	11,900	12,176
Real estate depreciation and amortization	90,119	83,271	30,272	29,878	29,969	28,785	27,941
Income tax (benefit) expense	—	(107)	—	—	—	23	—
Real estate impairment	1,886	5,000	—	—	1,886	28,152	5,000
Non-real estate depreciation	672	414	226	191	255	243	178
Structuring expenses	—	319	—	—	—	—	—
Less:
Gain on sale of real estate	(2,495)	—	—	(2,495)	—	(24,915)	—
Loss on extinguishment of debt	1,178	—	—	—	1,178	—	—
Adjusted EBITDA	$149,949	$141,806	$48,890	$51,645	$49,414	$46,525	$48,108

(1)   Adjusted EBITDA is earnings before interest expense, taxes, depreciation, amortization, gain/loss on sale of real estate, casualty gain/loss, real estate impairment, gain/loss on extinguishment of debt, severance expense, relocation expense, acquisition and structuring expense and gain from non-disposal activities. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, and the cost of debt or non-operating gains and losses. Adjusted EBITDA is a non-GAAP measure.

Long Term Debt Analysis ($'s in thousands)

	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Balances Outstanding

Secured
Mortgage note payable, net	$60,541	$93,071	$93,991	$95,141	$96,045
Unsecured
Fixed rate bonds	596,714	596,467	596,219	595,972	595,809
Term loans	398,416	398,311	398,206	298,386	298,294
Credit facility	183,000	169,000	260,000	166,000	189,000
Unsecured total	1,178,130	1,163,778	1,254,425	1,060,358	1,083,103
Total	$1,238,671	$1,256,849	$1,348,416	$1,155,499	$1,179,148

Weighted Average Interest Rates

Secured
Mortgage note payable, net	4.0%	4.5%	4.5%	4.5%	4.5%
Unsecured
Fixed rate bonds	4.7%	4.7%	4.7%	4.7%	4.7%
Term loans (1)	2.8%	2.8%	2.6%	2.8%	2.8%
Credit facility	3.2%	3.0%	2.9%	2.5%	2.2%
Unsecured total	3.8%	3.8%	3.7%	3.8%	3.8%
Weighted Average	3.9%	3.9%	3.7%	3.9%	3.8%

(1) Washington REIT has entered into interest rate swaps to effectively fix the floating interest rates on its term loans (see page 10 of this Supplemental)

Note: The current debt balances outstanding are shown net of discounts, premiums and unamortized debt costs (see page 10 of this Supplemental).

Long Term Debt Maturities (in thousands, except average interest rates)
September 30, 2018
, except per share data)

	Future Maturities of Debt
Year	Secured Debt	Unsecured Debt		Credit Facility		Total Debt	Avg Interest Rate
2018	$—	$—		$—		$—
2019	—	—		—		—
2020	—	250,000		—		250,000	5.1%
2021	—	150,000	(2)	—		150,000	2.7%
2022	44,517	300,000				344,517	4.0%
2023	—	250,000	(3)	183,000	(1)	433,000	3.0%
Thereafter	—	50,000		—		50,000	7.4%
Scheduled principal payments	$44,517	$1,000,000		$183,000		$1,227,517	3.8%
Scheduled amortization payments	13,454	—		—		13,454	4.8%
Net discounts/premiums	2,733	(1,286)		—		1,447
Loan costs, net of amortization	(163)	(3,584)		—		(3,747)
Total maturities	$60,541	$995,130		$183,000		$1,238,671	3.9%
Weighted average maturity = 3.9 years

(1) Maturity date for credit facility of March 2023 assumes election of option for two additional 6-month periods.
(2) Washington REIT entered into interest rate swaps to effectively fix a LIBOR plus 110 basis points floating interest rate to a 2.72% all-in fixed interest rate through the term loan maturity of March 2021.
(3) Washington REIT entered into interest rate swaps to effectively fix a LIBOR plus 110 basis points floating interest rate to a 2.31% all-in fixed interest rate for $150.0 million portion of the of the term loan. For the remaining $100.0 million portion of the term loan, Washington REIT entered into interest rate swaps to effectively fix a LIBOR plus 100 basis points floating interest rate to a 3.71% all-in fixed interest rate. The interest rates are fixed through the term loan maturity of July 2023.

Debt Covenant Compliance

	Unsecured Notes Payable		Unsecured Line of Credit and Term Loans
	Quarter Ended September 30, 2018	Covenant	Quarter Ended September 30, 2018	Covenant
% of Total Indebtedness to Total Assets(1)	40.0%	≤ 65.0%	N/A	N/A
Ratio of Income Available for Debt Service to Annual Debt Service	4.2	≥ 1.5	N/A	N/A
% of Secured Indebtedness to Total Assets(1)	2.0%	≤ 40.0%	N/A	N/A
Ratio of Total Unencumbered Assets(2) to Total Unsecured Indebtedness	2.5	≥ 1.5	N/A	N/A
% of Net Consolidated Total Indebtedness to Consolidated Total Asset Value(3)	N/A	N/A	34.0%	≤ 60.0%
Ratio of Consolidated Adjusted EBITDA(4) to Consolidated Fixed Charges(5)	N/A	N/A	3.69	≥ 1.50
% of Consolidated Secured Indebtedness to Consolidated Total Asset Value(3)	N/A	N/A	1.7%	≤ 40.0%
% of Consolidated Unsecured Indebtedness to Unencumbered Pool Value(6)	N/A	N/A	33.7%	≤ 60.0%
Ratio of Unencumbered Adjusted Net Operating Income to Consolidated Unsecured Interest Expense	N/A	N/A	4.48	≥ 1.75

(1) Total Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(2) Total Unencumbered Assets is calculated by applying a capitalization rate of 7.50% to the EBITDA(4) from unencumbered properties from the last four consecutive quarters, excluding EBITDA from acquired, disposed, and non-stabilized development properties.

(3) Consolidated Total Asset Value is the sum of unrestricted cash plus the quotient of applying a capitalization rate to the annualized NOI from the most recently ended quarter for each asset class, excluding NOI from disposed properties, acquisitions during the past 6 quarters, development, major redevelopment and low occupancy properties. To this amount, we add the purchase price of acquisitions during the past 6 quarters plus values for development, major redevelopment and low occupancy properties.

(4) Consolidated Adjusted EBITDA is defined as earnings before noncontrolling interests, depreciation, amortization, interest expense, income tax expense, acquisition costs, extraordinary, unusual or nonrecurring transactions including sale of assets, impairment, gains and losses on extinguishment of debt and other non-cash charges.

(5) Consolidated Fixed Charges consist of interest expense excluding capitalized interest and amortization of deferred financing costs, principal payments and preferred dividends, if any.
(6) Unencumbered Pool Value is the sum of unrestricted cash plus the quotient of applying a capitalization rate to the annualized NOI from unencumbered properties from the most recently ended quarter for each asset class excluding NOI from disposed properties, acquisitions during the past 6 quarters, development, major redevelopment and low occupancy properties. To this we add the purchase price of unencumbered acquisitions during the past 6 quarters and values for unencumbered development, major redevelopment and low occupancy properties.

Capital Analysis (In thousands, except per share amounts)

			Three Months Ended
			9/30/2018		6/30/2018		3/31/2018		12/31/2017		9/30/2017
Market Data

Shares Outstanding			$79,844		$78,661		$78,636		$78,510		$78,464
Market Price per Share			30.65		30.33		27.30		31.12		32.76
Equity Market Capitalization			$2,447,219		$2,385,788		$2,146,763		$2,443,231		$2,570,481

Total Debt			$1,238,671		$1,256,849		$1,348,416		$1,155,499		$1,179,148
Total Market Capitalization			$3,685,890		$3,642,637		$3,495,179		$3,598,730		$3,749,629

Total Debt to Market Capitalization			0.34	:1	0.35	:1	0.39	:1	0.32	:1	0.31	:1

Earnings to Fixed Charges(1)			1.4x		1.8x		1.2x		1.2x		1.2x
Debt Service Coverage Ratio(2)			3.7x		3.7x		3.6x		3.7x		3.7x

Dividend Data	Nine Months Ended		Three Months Ended
	9/30/2018	9/30/2017	9/30/2018		6/30/2018		3/31/2018		12/31/2017		9/30/2017
Total Dividends Declared	$71,478	$69,252	$24,057		$23,702		$23,719		$23,581		$23,493
Common Dividend Declared per Share	$0.90	$0.90	$0.30		$0.30		$0.30		$0.30		$0.30
Payout Ratio (Core FFO basis)	64.3%	65.2%	66.7%		62.5%		65.2%		68.2%		65.2%
Payout Ratio (Core FAD basis)	72.0%	75.0%

(1) The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations attributable to the controlling interests plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized. The earnings to fixed charges ratio for the three months ended June 30, 2018 and December 31, 2017 include gains on the sale of real estate of $2.5M and $24.9 million respectively.

(2) Debt service coverage ratio is computed by dividing Adjusted EBITDA (see page 8) by interest expense and principal amortization.

Same-Store Portfolio Net Operating Income (NOI) Growth 2018 vs. 2017

	Nine Months Ended September 30,			Three Months Ended September 30,
	2018	2017	% Change	2018	2017	% Change
Cash Basis:
Multifamily	$43,184	$41,933	3.0%	$14,595	$14,109	3.4%
Office	60,233	57,396	4.9%	19,683	18,644	5.6%
Retail	35,054	34,911	0.4%	12,057	11,709	3.0%
Overall Same-Store Portfolio (1)	$138,471	$134,240	3.2%	$46,335	$44,462	4.2%

GAAP Basis:
Multifamily	$43,177	$41,925	3.0%	$14,592	$14,106	3.4%
Office	59,686	57,309	4.1%	19,423	18,662	4.1%
Retail	35,631	35,674	(0.1)%	12,205	11,917	2.4%
Overall Same-Store Portfolio (1)	$138,494	$134,908	2.7%	$46,220	$44,685	3.4%

(1) Non same-store properties were:
Acquisitions:
Office - Watergate 600 and Arlington Tower
Sold properties:
Office - Braddock Metro Center and 2445 M Street
Multifamily - Walker House Apartments

Same-Store Portfolio Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended September 30, 2018
	Multifamily	Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$23,953	$31,652	$16,111	$—	$71,716
Non same-store (1)	—	10,786	—	—	10,786
Total	23,953	42,438	16,111	—	82,502
Real estate expenses
Same-store portfolio	9,361	12,229	3,906	—	25,496
Non same-store (1)	(64)	3,139	—	—	3,075
Total	9,297	15,368	3,906	—	28,571
Net Operating Income (NOI)
Same-store portfolio	14,592	19,423	12,205	—	46,220
Non same-store (1)	64	7,647	—	—	7,711
Total	$14,656	$27,070	$12,205	$—	$53,931

Same-store portfolio NOI (from above)	$14,592	$19,423	$12,205	$—	$46,220
Straight-line revenue, net for same-store properties	2	(515)	(28)	—	(541)
FAS 141 Min Rent	1	112	(170)	—	(57)
Amortization of lease intangibles for same-store properties	—	663	50	—	713
Same-store portfolio cash NOI	$14,595	$19,683	$12,057	$—	$46,335
Reconciliation of NOI to net income
Total NOI	$14,656	$27,070	$12,205	$—	$53,931
Depreciation and amortization	(8,099)	(18,464)	(3,525)	(184)	(30,272)
General and administrative	—	—	—	(5,267)	(5,267)
Interest expense	(834)	(305)	(158)	(11,202)	(12,499)
Net income (loss)	5,723	8,301	8,522	(16,653)	5,893
Net loss attributable to noncontrolling interests	—	—	—	—	—
Net income (loss) attributable to the controlling interests	$5,723	$8,301	$8,522	$(16,653)	$5,893

(1) For a list of non-same-store properties, see page 13 of this Supplemental.

Same-Store Net Operating Income (NOI) Detail (In thousands)

	Three Months Ended September 30, 2017
	Multifamily	Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$23,388	$30,672	$15,604	$—	$69,664
Non same-store (1)	845	12,310	—	—	13,155
Total	24,233	42,982	15,604	—	82,819

Real estate expenses
Same-store portfolio	9,282	12,010	3,687	—	24,979
Non same-store (1)	431	4,236	—	—	4,667
Total	9,713	16,246	3,687	—	29,646

Net Operating Income (NOI)
Same-store portfolio	14,106	18,662	11,917	—	44,685
Non same-store (1)	414	8,074	—	—	8,488
Total	$14,520	$26,736	$11,917	$—	$53,173

Same-store portfolio NOI (from above)	$14,106	$18,662	$11,917	$—	$44,685
Straight-line revenue, net for same-store properties	1	(958)	(53)	—	(1,010)
FAS 141 Min Rent	2	234	(204)	—	32
Amortization of lease intangibles for same-store properties	—	706	49	—	755
Same-store portfolio cash NOI	$14,109	$18,644	$11,709	$—	$44,462

Reconciliation of NOI to net income
Total NOI	$14,520	$26,736	$11,917	$—	$53,173
Depreciation and amortization	(7,720)	(16,449)	(3,566)	(206)	(27,941)
General and administrative	—	—	—	(5,327)	(5,327)
Interest expense	(981)	(305)	(182)	(10,708)	(12,176)
Other income	—	—	—	84	84
Real estate impairment	—	—	—	(5,000)	(5,000)
Net income (loss)	5,819	9,982	8,169	(21,157)	2,813
Net income attributable to noncontrolling interests	—	—	—	20	20
Net income (loss) attributable to the controlling interests	$5,819	$9,982	$8,169	$(21,137)	$2,833

(1) For a list of non-same-store properties, see page 13 of this Supplemental.

Same-Store Portfolio Net Operating Income (NOI) Detail (In thousands)

	Nine Months Ended September 30, 2018
	Multifamily	Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	$71,168	$95,703	$47,563	$—	$214,434
Non same-store (1)	—	39,555	—	—	39,555
Total	71,168	135,258	47,563	—	253,989
Real estate expenses
Same-store portfolio	27,991	36,017	11,932	—	75,940
Non same-store (1)	21	12,014	—	—	12,035
Total	28,012	48,031	11,932	—	87,975
Net Operating Income (NOI)
Same-store portfolio	43,177	59,686	35,631	—	138,494
Non same-store (1)	(21)	27,541	—	—	27,520
Total	$43,156	$87,227	$35,631	$—	$166,014

Same-store portfolio NOI (from above)	$43,177	$59,686	$35,631	$—	$138,494
Straight-line revenue, net for same-store properties	4	(1,903)	(218)	—	(2,117)
FAS 141 Min Rent	3	474	(509)	—	(32)
Amortization of lease intangibles for same-store properties	—	1,976	150	—	2,126
Same-store portfolio cash NOI	$43,184	$60,233	$35,054	$—	$138,471
Reconciliation of NOI to net income
Total NOI	$43,156	$87,227	$35,631	$—	$166,014
Depreciation and amortization	(23,872)	(55,112)	(10,577)	(558)	(90,119)
General and administrative	—	—	—	(16,737)	(16,737)
Interest expense	(2,761)	(904)	(492)	(34,490)	(38,647)
Gain on sale of real estate	—	—	—	2,495	2,495
Loss on extinguishment of debt	—	—	—	(1,178)	(1,178)
Real estate impairment		—	—	(1,886)	(1,886)
Net income (loss)	16,523	31,211	24,562	(52,354)	19,942
Net loss attributable to noncontrolling interests	—	—	—	—	—
Net income (loss) attributable to the controlling interests	$16,523	$31,211	$24,562	$(52,354)	$19,942
(1) For a list of non-same-store properties and held for sale and sold properties, see page 13 of this Supplemental.

Same-Store Portfolio Net Operating Income (NOI) Detail (In thousands)

	Nine Months Ended September 30, 2017
	Multifamily	Office	Retail	Corporate and Other	Total
Real estate rental revenue
Same-store portfolio	69,285	$92,630	$46,821	$—	$208,736
Non same-store (1)	2,552	32,488	—	—	35,040
Total	71,837	125,118	46,821	—	243,776
Real estate expenses
Same-store portfolio	27,360	35,321	11,147	—	73,828
Non same-store (1)	1,180	11,192	—	—	12,372
Total	28,540	46,513	11,147	—	86,200
Net Operating Income (NOI)
Same-store portfolio	41,925	57,309	35,674	—	134,908
Non same-store (1)	1,372	21,296	—	—	22,668
Total	$43,297	$78,605	$35,674	$—	$157,576

Same-store portfolio NOI (from above)	$41,925	$57,309	$35,674	$—	$134,908
Straight-line revenue, net for same-store properties	4	(2,740)	(261)	—	(2,997)
FAS 141 Min Rent	4	686	(651)	—	39
Amortization of lease intangibles for same-store properties	—	2,141	149	—	2,290
Same-store portfolio cash NOI	$41,933	$57,396	$34,911	$—	$134,240
Reconciliation of NOI to net income
Total NOI	$43,297	$78,605	$35,674	$—	$157,576
Depreciation and amortization	(23,009)	(48,070)	(11,578)	(614)	(83,271)
General and administrative	—	—	—	(16,712)	(16,712)
Interest expense	(2,939)	(741)	(564)	(31,390)	(35,634)
Other income	—	—	—	209	209
Real estate impairment	—	—	—	(5,000)	(5,000)
Income tax benefit	—	—	—	107	107
Net income (loss)	17,349	29,794	23,532	(53,400)	17,275
Net loss attributable to noncontrolling interests	—	—	—	56	56
Net income (loss) attributable to the controlling interests	$17,349	$29,794	$23,532	$(53,344)	$17,331
(1) For a list of non-same-store properties and held for sale and sold properties, see page 13 of this Supplemental.

Net Operating Income (NOI) by Region

	Percentage of NOI
	Q3 2018	YTD 2018
DC
Multifamily	5.4%	5.3%
Office	24.3%	27.6%
Retail	1.9%	1.8%
	31.6%	34.7%
Maryland
Multifamily	1.5%	1.4%
Retail	13.7%	12.8%
	15.2%	14.2%
Virginia
Multifamily	20.3%	19.3%
Office	25.8%	24.9%
Retail	7.1%	6.9%
	53.2%	51.1%

Total Portfolio	100.0%	100.0%

Same-Store Portfolio and Overall Ending Occupancy Levels by Sector

	Ending Occupancy - Same-Store Properties (1), (2)
Sector	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Multifamily (calculated on a unit basis)	95.3%	95.2%	95.2%	95.0%	94.8%

Multifamily	95.4%	95.2%	95.4%	94.1%	94.5%
Office	92.1%	92.7%	92.6%	92.0%	91.7%
Retail	94.3%	91.1%	91.1%	91.2%	93.5%

Overall Portfolio	94.0%	93.3%	93.3%	92.6%	93.3%

	Ending Occupancy - All Properties (2)
Sector	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Multifamily (calculated on a unit basis)	95.3%	95.2%	95.2%	95.0%	94.7%

Multifamily	95.4%	95.2%	95.4%	94.1%	94.5%
Office	92.7%	93.1%	92.8%	90.1%	93.2%
Retail	94.3%	91.1%	91.1%	91.2%	93.5%

Overall Portfolio	94.1%	93.4%	93.3%	91.8%	93.8%

(1) Non same-store properties were:
Acquisitions:
Office - Watergate 600 and Arlington Tower
Sold properties:
Office - Braddock Metro Center and 2445 M Street
Multifamily - Walker House Apartments
(2)   Ending occupancy is calculated as occupied square footage as a percentage of total square footage as of the last day of that period, except for the rows labeled "Multifamily (calculated on a unit basis)," on which ending occupancy is calculated as occupied units as a percentage of total available units as of the last day of that period. The occupied square footage for office and retail properties includes temporary lease agreements.

Same-Store Portfolio and Overall Average Occupancy Levels by Sector

	Average Occupancy - Same-Store Properties(1) (2)
Sector	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Multifamily (calculated on a unit basis)	95.5%	94.8%	95.4%	94.8%	95.3%

Multifamily	95.6%	94.9%	95.4%	94.8%	95.4%
Office	92.2%	92.5%	92.5%	91.6%	91.4%
Retail	93.2%	91.1%	91.1%	92.2%	93.2%

Overall Portfolio	93.8%	93.1%	93.3%	93.0%	93.4%

	Average Occupancy - All Properties (2)
Sector	9/30/2018	6/30/2018	3/31/2018	12/31/2017	9/30/2017
Multifamily (calculated on a unit basis)	95.5%	94.8%	95.4%	94.8%	95.3%

Multifamily	95.6%	94.9%	95.4%	94.8%	95.4%
Office	92.5%	93.0%	93.0%	89.8%	93.0%
Retail	93.2%	91.1%	91.1%	92.2%	93.2%

Overall Portfolio	93.8%	93.2%	93.4%	92.2%	93.9%

(1) Non same-store properties were:
Acquisitions:
Office - Watergate 600 and Arlington Tower
Sold properties:
Office - Braddock Metro Center and 2445 M Street
Multifamily - Walker House Apartments

(2) Average occupancy is based on monthly occupied net rentable square footage as a percentage of total net rentable square footage, except for the rows labeled "Multifamily (calculated on a unit basis)," on which average occupancy is based on average monthly occupied units as a percentage of total units. The square footage for multifamily properties only includes residential space. The occupied square footage for office and retail properties includes temporary lease agreements.

Acquisition and Disposition Summary

Acquisition
	Location	Acquisition Date	Property Type	Square Feet	September 30, 2018 Leased Percentage	Contract Purchase Price (in thousands)
Arlington Tower	Arlington, Virginia	January 18, 2018	Office	391,000	95%	$250,000

Dispositions
	Location	Disposition Date	Property Type	Square Feet	Contract Sales Price (in thousands)	GAAP Gain on Sale (in thousands)
Braddock Metro Center	Alexandria, Virginia	January 19, 2018	Office	356,000	$93,000	$—
2445 M Street	Washington, DC	June 28, 2018	Office	292,000	101,600	2,495
				648,000	$194,600	$2,495

Development/Redevelopment Summary
September 30, 2018

Development
Property and Location	Total Rentable Square Feet or # of Units	Anticipated Total Cash Cost (1) (in thousands)	Cash Cost to Date (1) (in thousands)	Initial Occupancy

Trove (Wellington land parcel), Arlington, VA	401 units	$122,252	$45,472	Phase I - fourth quarter 2019 (2)
				Phase II - third quarter 2020 (2)

Redevelopment
Property and Location	Total Rentable Square Feet or # of Units	Anticipated Total Cash Cost (1) (in thousands)	Cash Cost to Date (1) (in thousands)	Anticipated Construction Completion Date

Spring Valley Village, Washington DC	14,000 additional square feet	$5,705	$5,337	third quarter 2018 (3)

(1) Represents anticipated/actual cash expenditures, and excludes allocations of capitalized corporate overhead costs and interest.

(2) This development project has two phases: Phase I consists of 203 units and a garage, with garage delivery anticipated in first quarter 2019 and delivery of units anticipated to commence in fourth quarter 2019; Phase II consists of 198 units, with delivery of units anticipated to commence in third quarter 2020.

(3) The new building and site work at Spring Valley Village were substantially completed in October 2018.

Multifamily Rental Rate Growth

Year over Year Rental Rate Growth (1)	3rd Quarter 2018	2nd Quarter 2018	1st Quarter 2018	4th Quarter 2017	3rd Quarter 2017

Overall	2.3%	2.1%	2.0%	2.2%	2.1%

Average Monthly Rent per Unit	3rd Quarter 2018	3rd Quarter 2017	% Change
Class A	2,324	2,295	1.3%

Class B	1,656	1,614	2.6%

Overall	1,762	1,722	2.3%

(1) Calculates the change in rental rates for properties owned in both comparative periods.

Commercial Leasing Summary - New Leases

	3rd Quarter 2018		2nd Quarter 2018		1st Quarter 2018		4th Quarter 2017		3rd Quarter 2017
Gross Leasing Square Footage
Office Buildings	36,518		19,709		26,975		21,729		45,318
Retail Centers	17,595		7,664		5,737		11,061		6,961
Total	54,113		27,373		32,712		32,790		52,279
Weighted Average Term (years)
Office Buildings	5.9		8.9		3.7		5.4		8.9
Retail Centers	5.8		9.9		9.0		5.3		6.6
Total	5.9		9.2		4.6		5.4		8.6
Weighted Average Free Rent Period (months)
Office Buildings	4.7		9.0		3.6		3.7		7.2
Retail Centers	1.2		0.9		0.6		2.5		2.2
Total	3.9		7.0		3.1		3.4		6.8

Rental Rate Increases:	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office Buildings	$46.16	$46.17	$36.39	$34.19	$45.79	$47.35	$44.80	$47.40	$51.09	$52.17
Retail Centers	30.33	28.48	31.17	28.67	52.65	48.87	25.39	25.27	30.95	31.18
Total	$41.01	$40.42	$34.92	$32.64	$46.99	$47.61	$38.25	$39.94	$48.41	$49.37

Rate on new leases
Office Buildings	$51.27	$47.84	$37.78	$34.13	$50.14	$48.38	$52.58	$50.19	$61.14	$55.43
Retail Centers	31.87	29.60	33.34	29.35	50.03	44.20	27.45	26.46	35.91	34.48
Total	$44.96	$41.91	$36.53	$32.79	$50.12	$47.65	$44.11	$42.19	$57.78	$52.64

Percentage Increase
Office Buildings	11.1%	3.6%	3.8%	(0.2)%	9.5%	2.2%	17.4%	5.9%	19.7%	6.3%
Retail Centers	5.1%	3.9%	7.0%	2.4%	(5.0)%	(9.6)%	8.1%	4.7%	16.0%	10.6%
Total	9.6%	3.7%	4.6%	0.4%	6.7%	0.1%	15.3%	5.6%	19.4%	6.6%

	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft
Tenant Improvements
Office Buildings	$2,227,661	$61.00	$1,235,164	$62.67	$792,950	$29.40	$1,378,204	$63.43	$3,740,775	$82.55
Retail Centers	339,198	19.28	73,320	9.57	393,000	68.50	54,410	4.92	244,213	35.08
Subtotal	$2,566,859	$47.44	$1,308,484	$47.80	$1,185,950	$36.25	$1,432,614	$43.69	$3,984,988	$76.23
Leasing Commissions
Office Buildings	$631,610	$17.30	$357,109	$18.12	$256,226	$9.49	$312,397	$14.38	$1,299,136	$28.67
Retail Centers	171,582	9.75	92,092	12.02	163,272	28.46	78,751	7.12	79,597	11.43
Subtotal	$803,192	$14.84	$449,201	$16.41	$419,498	$12.83	$391,148	$11.93	$1,378,733	$26.37
Tenant Improvements and Leasing Commissions
Office Buildings	$2,859,271	$78.30	$1,592,273	$80.79	$1,049,176	$38.89	$1,690,601	$77.81	$5,039,911	$111.22
Retail Centers	510,780	29.03	165,412	21.59	556,272	96.96	133,161	12.04	323,810	46.51
Total	$3,370,051	$62.28	$1,757,685	$64.21	$1,605,448	$49.08	$1,823,762	$55.62	$5,363,721	$102.60

Commercial Leasing Summary - Renewal Leases

	3rd Quarter 2018		2nd Quarter 2018		1st Quarter 2018		4th Quarter 2017		3rd Quarter 2017
Gross Leasing Square Footage
Office Buildings	36,869		10,603		69,593		49,090		10,531
Retail Centers	11,662		190,763		44,759		11,481		40,780
Total	48,531		201,366		114,352		60,571		51,311
Weighted Average Term (years)
Office Buildings	5.7		5.4		4.1		4.4		5.9
Retail Centers	6.3		4.9		5.5		7.7		4.4
Total	5.9		4.9		4.7		5.0		4.7
Weighted Average Free Rent Period (months)
Office Buildings	5.3		2.5		4.0		0.3		2.2
Retail Centers	—		—		—		1.5		—
Total	4.1		0.5		2.9		0.6		0.8

Rental Rate Increases:	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office Buildings	$40.09	$40.79	$42.67	$42.74	$41.34	$41.73	$34.21	$37.14	$47.80	$48.03
Retail Centers	39.01	42.35	9.56	9.70	21.00	21.73	32.21	32.49	25.80	26.09
Total	$39.83	$41.16	$11.31	$11.44	$33.38	$33.90	$33.86	$36.34	$30.32	$30.59

Rate on new leases
Office Buildings	$46.63	$43.15	$43.44	$41.08	$43.51	$41.32	$34.14	$32.60	$56.91	$55.80
Retail Centers	43.83	41.65	9.74	9.65	23.61	22.55	37.18	36.07	26.49	26.28
Total	$45.96	$42.79	$11.51	$11.31	$35.72	$33.97	$34.67	$33.20	$32.74	$32.34

Percentage Increase
Office Buildings	16.3%	5.8%	1.8%	(3.9)%	5.3%	(1.0)%	(0.2)%	(12.2)%	19.1%	16.2%
Retail Centers	12.3%	(1.6)%	1.8%	(0.5)%	12.4%	3.8%	15.4%	11.0%	2.7%	0.7%
Total	15.4%	3.9%	1.8%	(1.2)%	7.0%	0.2%	2.4%	(8.6)%	8.0%	5.7%

	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft	Total Dollars	$ per Sq Ft
Tenant Improvements
Office Buildings	$1,192,536	$32.35	$484,793	$45.72	$1,085,517	$15.60	$687,818	$14.01	$126,994	$12.06
Retail Centers	—	—	10,000	0.05	100,000	2.23	—	—	—	—
Subtotal	$1,192,536	$24.57	$494,793	$2.46	$1,185,517	$10.37	$687,818	$11.36	$126,994	$2.47
Leasing Commissions
Office Buildings	$484,126	$13.13	$106,904	$10.08	$591,590	$8.50	$303,570	$6.18	$89,452	$8.49
Retail Centers	73,724	6.32	41,781	0.22	34,609	0.78	38,753	3.38	32,754	0.80
Subtotal	$557,850	$11.49	$148,685	$0.74	$626,199	$5.47	$342,323	$5.65	$122,206	$2.38
Tenant Improvements and Leasing Commissions
Office Buildings	$1,676,662	$45.48	$591,697	$55.80	$1,677,107	$24.10	$991,388	$20.19	$216,446	$20.55
Retail Centers	73,724	6.32	51,781	0.27	134,609	3.01	38,753	3.38	32,754	0.80
Total	$1,750,386	$36.06	$643,478	$3.20	$1,811,716	$15.84	$1,030,141	$17.01	$249,200	$4.85

10 Largest Tenants - Based on Annualized Commercial Income
September 30, 2018

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Commercial Income	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet
World Bank	1	27	5.7%	210,354	3.8%
Atlantic Media, Inc.	1	109	3.6%	134,084	2.4%
Capital One	5	44	3.0%	148,742	2.7%
Booz Allen Hamilton, Inc.	1	88	2.3%	222,989	4.0%
Blank Rome LLP (1)	1	15	2.1%	67,843	1.2%
Hughes Hubbard & Reed LLP	1	117	1.6%	59,154	1.0%
FBR Capital Markets & Company	1	51	1.4%	55,105	1.0%
Epstein, Becker & Green, P.C.	1	123	1.4%	55,318	1.0%
Promontory Interfinancial Network, LLC	1	98	1.1%	36,867	0.6%
Morgan Stanley Smith Barney Financing	1	29	1.1%	49,395	0.9%
Total/Weighted Average		67	23.3%	1,039,851	18.6%

Note: This table excludes short-term leases.

(1) The weighted average remaining lease term for Blank Rome LLP's space includes the effect of a master lease agreement, under which another tenant will assume the majority of Blank Rome LLP's space for an additional 12 months if the space is not leased to another party.

Industry Diversification - Office
September 30, 2018

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Office:
Professional, Scientific, and Technical Services	$43,298,567	28.81%	1,179,112	34.42%
Finance and Insurance	29,298,989	19.49%	595,302	17.38%
Other Services (except Public Administration)	20,198,035	13.44%	426,776	12.46%
Legal Services	16,807,533	11.18%	320,582	9.36%
Information	15,102,713	10.05%	301,170	8.79%
Health Care and Social Assistance	5,672,035	3.77%	154,851	4.52%
Public Administration	3,337,882	2.22%	74,203	2.17%
Retail Trade	2,903,950	1.93%	54,497	1.59%
Miscellaneous:
Construction	2,515,287	1.67%	67,660	1.98%
Educational Services	2,404,035	1.60%	46,679	1.36%
Manufacturing	2,136,770	1.42%	33,815	0.99%
Accommodation and Food Services	1,954,645	1.30%	52,416	1.53%
Other	4,685,070	3.12%	118,128	3.45%
Total	$150,315,511	100.00%	3,425,191	100.00%
Note: Federal government tenants comprise up to 1.4% of annualized base rental revenue.

Industry Diversification - Retail
September 30, 2018

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Retail:
Retail Trade	$27,441,364	55.32%	1,436,122	69.34%
Accommodation and Food Services	8,300,960	16.73%	240,576	11.61%
Finance and Insurance	4,146,250	8.36%	51,916	2.51%
Other Services (except Public Administration)	3,695,208	7.45%	117,380	5.67%
Arts, Entertainment, and Recreation	2,019,352	4.07%	113,993	5.50%
Health Care and Social Assistance	1,540,761	3.11%	36,747	1.77%
Miscellaneous:
Information	804,706	1.62%	18,367	0.89%
Wholesale Trade	471,643	0.95%	13,736	0.66%
Educational Services	357,437	0.72%	10,713	0.52%
Other	830,422	1.67%	31,785	1.53%
Total	$49,608,103	100.00%	2,071,335	100.00%

Lease Expirations
September 30, 2018

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent (1)	Average Rental Rate	Percent of Annualized Rent (1)
Office:
2018	15	65,119	1.87%	$2,659,553	$40.84	1.54%
2019	72	500,598	14.39%	24,874,201	49.69	14.43%
2020	51	434,708	12.49%	20,871,777	48.01	12.11%
2021	55	350,713	10.08%	14,500,553	41.35	8.41%
2022	46	437,122	12.56%	20,550,106	47.01	11.92%
2023 and thereafter	201	1,691,201	48.61%	88,964,863	52.60	51.59%
	440	3,479,461	100.00%	$172,421,053	49.55	100.00%
Retail:
2018	—	—	—%	$—	$—	—%
2019	29	89,164	4.28%	2,999,465	33.64	5.51%
2020	39	382,590	18.36%	7,160,561	18.72	13.16%
2021	27	233,161	11.19%	4,301,089	18.45	7.90%
2022	48	308,663	14.82%	8,516,351	27.59	15.65%
2023 and thereafter	143	1,069,691	51.35%	31,447,781	29.40	57.78%
	286	2,083,269	100.00%	$54,425,247	26.12	100.00%
Total:
2018	15	65,119	1.17%	$2,659,553	$40.84	1.17%
2019	101	589,762	10.60%	27,873,666	47.26	12.29%
2020	90	817,298	14.69%	28,032,338	34.30	12.36%
2021	82	583,874	10.50%	18,801,642	32.20	8.29%
2022	94	745,785	13.41%	29,066,457	38.97	12.81%
2023 and thereafter	344	2,760,892	49.63%	120,412,644	43.61	53.08%
	726	5,562,730	100.00%	$226,846,300	40.78	100.00%

(1) Annualized Rent is equal to the rental rate effective at lease expiration (cash basis) multiplied by 12.

Schedule of Properties
September 30, 2018

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET	LEASED % (1)	ENDING OCCUPANCY (1)
Office Buildings
515 King Street	Alexandria, VA	1992	1966	74,000	95.7%	95.7%
Courthouse Square	Alexandria, VA	2000	1979	119,000	91.9%	91.9%
1600 Wilson Boulevard	Arlington, VA	1997	1973	170,000	95.3%	95.3%
Fairgate at Ballston	Arlington, VA	2012	1988	144,000	92.0%	86.1%
Arlington Tower	Arlington, VA	2018	1980/2014	391,000	94.7%	94.7%
Monument II	Herndon, VA	2007	2000	209,000	92.0%	86.6%
925 Corporate Drive	Stafford, VA	2010	2007	135,000	68.7%	68.7%
1000 Corporate Drive	Stafford, VA	2010	2009	137,000	62.9%	62.9%
Silverline Center	Tysons, VA	1997	1972/1986/1999/2015	547,000	98.5%	97.2%
John Marshall II	Tysons, VA	2011	1996/2010	223,000	100.0%	100.0%
1901 Pennsylvania Avenue	Washington, DC	1977	1960	101,000	97.2%	94.5%
1220 19th Street	Washington, DC	1995	1976	102,000	99.1%	98.0%
1776 G Street	Washington, DC	2003	1979	262,000	100.0%	100.0%
2000 M Street	Washington, DC	2007	1971	231,000	94.2%	94.2%
1140 Connecticut Avenue	Washington, DC	2011	1966	186,000	93.8%	85.5%
1227 25th Street	Washington, DC	2011	1988	134,000	100.0%	100.0%
Army Navy Building	Washington, DC	2014	1912/1987/2017	108,000	92.9%	83.4%
1775 Eye Street, NW	Washington, DC	2014	1964	186,000	100.0%	100.0%
Watergate 600	Washington, DC	2017	1972/1997	278,000	96.7%	96.4%
Subtotal				3,737,000	94.2%	92.7%

(1) The leased and occupied square footage for office and retail properties includes temporary lease agreements.

Schedule of Properties (continued)
September 30, 2018

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET	LEASED % (1)	ENDING OCCUPANCY (1)
Retail Centers
Bradlee Shopping Center	Alexandria, VA	1984	1955	172,000	97.0%	95.9%
Shoppes of Foxchase	Alexandria, VA	1994	1960/2006	134,000	100.0%	100.0%
800 S. Washington Street	Alexandria, VA	1998/2003	1955/1959	46,000	92.7%	92.7%
Concord Centre	Springfield, VA	1973	1960	75,000	81.9%	81.9%
Gateway Overlook	Columbia, MD	2010	2007	220,000	100.0%	97.0%
Frederick County Square	Frederick, MD	1995	1973	228,000	92.9%	92.9%
Frederick Crossing	Frederick, MD	2005	1999/2003	295,000	98.8%	97.1%
Centre at Hagerstown	Hagerstown, MD	2002	2000	330,000	94.9%	94.9%
Olney Village Center	Olney, MD	2011	1979/2003	199,000	96.3%	94.2%
Randolph Shopping Center	Rockville, MD	2006	1972	83,000	84.4%	84.4%
Montrose Shopping Center	Rockville, MD	2006	1970	147,000	96.2%	96.2%
Takoma Park	Takoma Park, MD	1963	1962	51,000	100.0%	100.0%
Westminster	Westminster, MD	1972	1969	150,000	95.0%	95.0%
Wheaton Park	Wheaton, MD	1977	1967	74,000	95.6%	92.3%
Chevy Chase Metro Plaza	Washington, DC	1985	1975	49,000	88.5%	88.5%
Spring Valley Village	Washington, DC	2014	1941/1950	79,000	84.0%	84.0%
Subtotal				2,332,000	95.1%	94.3%

(1) The leased and occupied square footage for office and retail properties includes temporary lease agreements.

Schedule of Properties (continued)
September 30, 2018

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET	LEASED % (1)	ENDING OCCUPANCY (1)
Multifamily Buildings / # units
Clayborne / 74	Alexandria, VA	2008	2008	60,000	97.3%	94.6%
Riverside Apartments / 1,222	Alexandria, VA	2016	1971	1,001,000	97.7%	95.0%
Park Adams / 200	Arlington, VA	1969	1959	173,000	96.0%	95.5%
Bennett Park / 224	Arlington, VA	2007	2007	215,000	97.3%	96.0%
The Paramount / 135	Arlington, VA	2013	1984	141,000	97.8%	95.6%
The Maxwell / 163	Arlington, VA	2014	2014	116,000	99.4%	96.9%
The Wellington / 711	Arlington, VA	2015	1960	600,000	96.5%	95.5%
Roosevelt Towers / 191	Falls Church, VA	1965	1964	170,000	97.9%	96.9%
The Ashby at McLean / 256	McLean, VA	1996	1982	274,000	97.7%	96.5%
Bethesda Hill Apartments / 195	Bethesda, MD	1997	1986	225,000	97.4%	94.9%
3801 Connecticut Avenue / 307	Washington, DC	1963	1951	178,000	97.1%	95.8%
Kenmore Apartments / 374	Washington, DC	2008	1948	268,000	94.4%	93.3%
Yale West / 216	Washington, DC	2014	2011	173,000	96.3%	94.9%
Subtotal (4,268 units)				3,594,000	97.0%	95.3%
TOTAL PORTFOLIO				9,663,000

(1) Leased percentage and ending occupancy calculations are based on units for multifamily buildings.

Supplemental Definitions
September 30, 2018

Adjusted EBITDA (a non-GAAP measure) is earnings before interest expense, taxes, depreciation, amortization, real estate impairment, casualty gain/loss, gain/loss on sale of real estate, gain/loss on extinguishment of debt, severance expense, relocation expense, acquisition and structuring expense and gain/loss from non-disposal activities.

Annualized base rent ("ABR") is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.
Average occupancy is based on monthly occupied net rentable square footage as a percentage of total net rentable square footage, except for the rows labeled "Multifamily (calculated on a unit basis)," on which average occupancy is based on average monthly occupied units as a percentage of total units. The square footage for multifamily properties only includes residential space. The occupied square footage for office and retail properties includes temporary lease agreements.

Debt service coverage ratio is computed by dividing earnings attributable to the controlling interest before interest expense, taxes, depreciation, amortization, real estate impairment, gain on sale of real estate, gain/loss on extinguishment of debt, severance expense, relocation expense, acquisition and structuring expenses and gain/loss from non-disposal activities by interest expense (including interest expense from discontinued operations) and principal amortization.

Debt to total market capitalization is total debt divided by the sum of total debt plus the market value of shares outstanding at the end of the period.
Earnings to fixed charges ratio is computed by dividing earnings attributable to the controlling interest by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense (excluding interest expense from discontinued operations), including amortized costs of debt issuance, plus interest costs capitalized.

Ending Occupancy is calculated as occupied square footage as a percentage of total square footage as of the last day of that period. Multifamily unit basis ending occupancy is calculated as occupied units as a percentage of total units as of the last day of that period.

NAREIT Funds from operations ("NAREIT FFO") is defined by National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) in an April, 2002 White Paper as net income (computed in accordance with generally accepted accounting principles (“GAAP”) excluding gains (or losses) associated with sales of property, impairment of depreciable real estate and real estate depreciation and amortization. We consider NAREIT FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that NAREIT FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. Our FFO may not be comparable to FFO reported by other real estate investment trusts. These other REITs may not define the term in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently. NAREIT FFO is a non-GAAP measure.

Core Funds From Operations ("Core FFO") is calculated by adjusting NAREIT FFO for the following items (which we believe are not indicative of the performance of Washington REIT’s operating portfolio and affect the comparative measurement of Washington REIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) expenses related to acquisition and structuring activities, (3) executive transition costs and severance expense related to corporate reorganization and related to executive retirements or resignations, (4) property impairments, casualty gains and losses, and gains or losses on sale not already excluded from NAREIT FFO, as appropriate, and (5) relocation expense. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FFO serves as a useful, supplementary measure of Washington REIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Funds Available for Distribution ("FAD") is calculated by subtracting from NAREIT FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream (excluding items contemplated prior to acquisition or associated with development / redevelopment of a property) and (2) straight line rents, then adding (3) non-real estate depreciation and amortization, (4) non-cash fair value interest expense and (5) amortization of restricted share compensation, then adding or subtracting the (6) amortization of lease intangibles, (7) real estate impairment and (8) non-cash gain/loss on extinguishment of debt, as appropriate. FAD is included herein, because we consider it to be a performance measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Core Funds Available for Distribution ("Core FAD") is calculated by adjusting FAD for the following items (which we believe are not indicative of the performance of Washington REIT’s operating portfolio and affect the comparative measurement of Washington REIT’s operating performance over time): (1) gains or losses on extinguishment of debt, (2) costs related to the acquisition of properties, (3) non-share-based severance expense related to corporate reorganization and related to executive retirements or resignations, (4) property impairments, casualty gains and losses, and gains or losses on sale not already excluded from FAD, as appropriate, and (5) relocation expense. These items can vary greatly from period to period, depending upon the volume of our acquisition activity and debt retirements, among other factors. We believe that by excluding these items, Core FAD serves as a useful, supplementary performance measure of Washington REIT’s ability to incur and service debt, and distribute dividends to its shareholders. Core FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Net Operating Income (“NOI”) is a non-GAAP measure defined as real estate rental revenue less real estate expenses. NOI is calculated as net income, less non-real estate revenue and the results of discontinued operations (including the gain or loss on sale, if any), plus interest expense, depreciation and amortization, general and administrative expenses, acquisition costs, real estate impairment, casualty gains and losses, and gain or loss on extinguishment of debt. We also present NOI on a cash basis ("Cash NOI") which is calculated as NOI less the impact of straightlining of rent and amortization of market intangibles. We provide each of NOI and cash NOI as a supplement to net income calculated in accordance with GAAP. As such, neither should be considered an alternative to net income as an indication of our operating performance. They are the primary performance measures we use to assess the results of our operations at the property level.

Recurring capital expenditures represent non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to "operating standard."

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant's term.

Same-store portfolio properties include properties that were owned for the entirety of the years being compared, and exclude properties under redevelopment or development and properties acquired, sold or classified as held for sale during the years being compared. We define development properties as those for which we have planned or ongoing major construction activities on existing or acquired land pursuant to an authorized development plan. We consider a property's development activities to be complete when the property is ready for its intended use. The property is categorized as same-store when it has been ready for its intended use for the entirety of the years being compared. We define redevelopment properties as those for which have planned or ongoing significant development and construction activities on existing or acquired buildings pursuant to an authorized plan, which has an impact on current operating results, occupancy and the ability to lease space with the intended result of a higher economic return on the property. We categorize a redevelopment property as same-store when redevelopment activities have been complete for the majority of each year being compared.

Same-store portfolio NOI growth is the change in the NOI of the same-store portfolio properties from the prior reporting period to the current reporting period.

Certain statements in our supplemental and on our conference call are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements in this supplemental preceded by, followed by or that include the words “believe,” “expect,” “intend,” “anticipate,” “potential,” “project,” “will” and other similar expressions. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, changes in general and local economic and real estate market conditions, the potential for federal government budget reductions, the risk of failure to complete contemplated acquisitions and dispositions, the timing and pricing of lease transactions, the availability and cost of capital, fluctuations in interest rates, tenants' financial conditions, levels of competition, the effect of government regulation, and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2017 Form 10-K and subsequent Quarterly Reports on Form 10-Q. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.